EXHIBIT 10.7.4

 JOINDER, ASSUMPTION AND THIRD MODIFICATION AGREEMENT

THIS JOINDER, ASSUMPTION AND THIRD MODIFICATION AGREEMENT (this "Agreement") is made on this 20 day of  May, 2011 (the “Closing Date”), but effective as of July 1, 2011 (the “Effective Date”) by and among (a) TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation (“TESSCO”), TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation, TESSCO COMMUNICATIONS INCORPORATED, a Delaware corporation, WIRELESS SOLUTIONS INCORPORATED, a Maryland corporation, and TESSCO BUSINESS SERVICES, LLC, a Delaware limited liability company, TESSCO INTEGRATED SOLUTIONS, LLC, a Delaware limited liability company, and GW SERVICE SOLUTIONS, INC, a Delaware corporation (all of the aforementioned entities, including TESSCO, being hereinafter called collectively the “Existing Borrowers”); (b) TCPM INC., a Delaware corporation (the “Additional Borrower”) (the Existing and the Additional Borrower being hereinafter called collectively the “Borrowers”); (c) TESSCO INCORPORATED, a Delaware corporation (the “Guarantor”) (d) the Lenders who are or may become a party to this Agreement;  (e) WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to WACHOVIA BANK, NATIONAL ASSOCIATION) as Administrative Agent for the Lenders, and (f) SUNTRUST BANK, as Arrangement Agent (the Administrative Agent and the Arrangement Agent are collectively referred to herein as the “Agents”).

RECITALS

Pursuant to a Credit Agreement dated as of June 30, 2004 by and among TESSCO, Cartwright Communications Company, a Delaware corporation (“Cartwright”), TESSCO Service Solutions, Inc., TESSCO Communications Incorporated, Wireless Solutions Incorporated, TESSCO Business Solutions, LLC, (all of the aforementioned entities being hereinafter called collectively the “Original Borrowers”), the Lenders named therein, the Administrative Agent and the Arrangement Agent (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), the Lenders agreed to make available to the Original Borrowers a term loan in the principal amount of $4,500,000 (the “Loan”).  The Original Borrowers’ obligation to repay the Loan with interest is evidenced by a Term Note dated June 30, 2004 from the Original Borrowers made payable to the Lenders in the principal amount of the Loan (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Note”).

On March 22, 2006, with the prior consent of the Agents and Lenders, Cartwright entered into an Agreement and Plan of Merger with TESSCO Incorporated, pursuant to which, Cartwright merged with and into TESSCO Incorporated, and TESSCO Incorporated became the survivor of such merger.

The Credit Agreement was amended by a Joinder, Assumption, Ratification and Modification Agreement dated as of August 29, 2006, by and among the Existing Borrowers, TESSCO Supply Chain Services, LLC, a Delaware limited liability company, TESSCO Product Solutions, LLC, a Delaware limited liability company, TESSCO Integrated Solutions, LP, then a Delaware limited partnership, and GW Service Solutions, Inc., a Delaware corporation, the Lenders named therein, and the Agents (the “First Amendment”), whereby the Lenders and the Agents permitted TESSCO Supply Chain Services, LLC, TESSCO Product Solutions, LLC, TESSCO Integrated Solutions, LP, and GW Service Solutions, Inc. to jointly and severally assume the obligations under the Loan Documents, and modify certain other terms and conditions of the Loan Documents.

The Existing Borrowers, TESSCO Supply Chain Services, LLC, TESSCO Product Solutions, LLC, TESSCO Integrated Solutions, LP, and the Guarantor subsequently requested that the Lenders and the Agents make certain modifications to the Credit Agreement, and the Lenders and the Agents agreed to do so, subject to and upon the terms and conditions of a Second Amendment dated as of May 31, 2007 (the “Second Amendment”).

With the knowledge and consent of the Lenders, certain previously existing borrowers engaged in an internal restructuring (the “Internal Restructuring”) which resulted in TESSCO Integrated Solutions, L.P., a Delaware limited partnership, being converted into a Delaware limited liability company, now known as TESSCO Integrated Solutions, LLC, and pursuant to which TESSCO Supply Chain Services, LLC and TESSCO Product Solutions, LLC, each a Delaware limited liability company, each merged into TESSCO Service Solutions, Inc., a Delaware corporation, thereby terminating the existence of the two limited liability companies.

As used herein, the term "Loan Documents" means collectively, the Credit Agreement, the Note, and all other documents now or hereafter executed and delivered by the Borrowers or any other party or parties to evidence, secure, or guarantee, or in connection with, the Loan.

As of the Closing Date, the Existing Borrowers have made the payments of principal and interest due through May 1, 2011. The Borrowers and the Guarantor (collectively, the “Obligors”) have, in accordance with the terms of the Credit Agreement, notified Lenders of the formation of the Additional Borrower and have requested that the Lenders and the Agents (a) permit the Additional Borrower to assume, jointly and severally, with the Existing Borrowers the obligations of the Existing Borrowers under the Loan Documents  and (b) agree to amend certain other terms and conditions of the Credit Agreement and the other Loan Documents, and the Lenders and the Agents have agreed to do so, subject to and upon the terms and conditions hereinafter set forth.

AGREEMENTS

Now, therefore, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.           Recitals; Defined Terms.  The parties hereto acknowledge that the above Recitals are true and correct and agree that the same are incorporated herein.  Unless the context clearly indicates otherwise, each term used in this Agreement which is defined in the Recitals shall have the meaning given to such term in the Recitals, and each capitalized term used herein which is not otherwise defined herein shall have the meaning given to such term in the Credit Agreement.

2.           Joinder and Assumption.   The Additional Borrower hereby joins in and assumes all of the Obligations jointly and severally with the Existing Borrowers, and the Additional Borrower hereby covenants, promises and agrees jointly and severally with the Existing Borrowers, (a) to pay to the Administrative Agent for the account of the Lenders, the principal of and interest on the Note, and all other sums payable thereunder, at the times, in the manner, and in all respects as therein provided; (b) to perform and comply with all of the terms, covenants, agreements and obligations to be performed by the Existing Borrowers under the Note, the Credit Agreement, and all other Loan Documents at the times, in the manner, and in all respects as therein provided; and (c) to be bound by each and all of the terms, covenants, agreements and obligations of the Note, the Credit Agreement, and all other Loan Documents as though said documents had originally been made, executed, and delivered by the Existing Borrowers and the Additional Borrower.

3.           Amendments to Note.

(a)
Effective as of the Effective Date, Section 2 of the Note is hereby amended by deleting the number “1.75%” in each place in which it appears therein, and substituting in lieu thereof the number “2.00%”.

(b)	Effective as of the Effective Date, Section 3 of the Note is hereby deleted, and the following is hereby inserted in lieu thereof:

“3.           Repayment.  The Borrowers shall repay the principal of any interest on this Note as follows:

(a)           Commencing on August 1, 2004, and on the first day of each month thereafter until this Note is repaid in full, the Borrower shall make consecutive monthly payments of  accrued and unpaid interest.

(b)           Commencing on August 1, 2004, and continuing on the same day of each month thereafter, up to and including July 1, 2016, the Borrower shall make one hundred forty-four (144) consecutive monthly payments of principal. The first one hundred forty-three (143) such payments shall each be in the amount of $18,750, and the final payment, due on July 1, 20l6 shall be in an amount equal to the unpaid principal balance of this Note.

(c)           If not sooner paid, the entire unpaid principal balance of the Loan, and all accrued and unpaid interest thereon, shall be due and payable on July 1, 2016.”

4.           Amendments to Credit Agreement.

(a)           Effective as of the Effective Date, Section 4.1(a) of the Credit Agreement is hereby amended by deleting the number “1.75%”, and substituting in lieu thereof the number “2.00%”.

(b)           Effective as of the Effective Date, Section 4.6(b) of the Credit Agreement is hereby amended by deleting the number “1.75%”, and substituting in lieu thereof the number “2.00%”.

(c)           Effective as of the Effective Date, Article VII of the Credit Agreement is hereby amended by deleting the second paragraph thereof.

(d)           Effective as of the Effective Date, Article VIII of the Credit Agreement is hereby amended by deleting the second sentence thereof.

(e)           Effective as of the Effective Date, Article IX of the Credit Agreement is hereby amended by deleting the second sentence thereof.

(f)           Effective as of the Effective Date, Article X of the Credit Agreement is hereby amended by deleting the second sentence thereof.

(g)           Effective as of the Effective Date, Section 11.1 of the Credit Agreement is hereby amended by adding the following section immediately after existing Section 11.1(m):

“(n) Termination of Revolving Credit Agreement. If the Revolving Credit Agreement, or the revolving credit facility made pursuant thereto is terminated for any reason prior to the repayment in full of the Loan.”

5.           Representations and Warranties.  In order to induce the Lenders and the Agents to enter into this Agreement, the Obligors  represent and warrant to the Lenders and the Agents that as of the date hereof (a) no Event of Default exists under the provisions of the Loan Documents, (b) except as to matters of which the Obligors have advised the Administrative Agent in a writing and which have been acknowledged by the Administrative Agent, all of the representations and warranties of the Obligors in the Loan Documents are true and correct on the date hereof as if the same were made on the date hereof (provided that any representation or warranty that speaks “as of the Closing Date” or as of any other specific date shall continue to speak as of such date, notwithstanding), (c) no material adverse change has occurred in the business, financial condition, prospects or operations of the Obligors since the date of the most recent financial statement of the Obligors furnished to the Lenders and the Agents in accordance with the provisions of the Loan Documents, and (d) this Agreement constitutes the legal, valid and binding obligation of the Obligors, jointly and severally enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.  If any of the foregoing representations and warranties shall prove to be false, incorrect or misleading in any material respect, the Lenders and the Agents may, in their absolute and sole discretion, declare that a default has occurred and exists under the provisions of the Loan Documents, and the Lenders and the Agents shall be entitled to all of the rights and remedies set forth in the Loan Documents as the result of the occurrence of such default.

6.           Ratification and No Novation.  The Obligors hereby ratify and confirm all of their obligations, liabilities and indebtedness under the provisions of the Credit Agreement, the Note, and the other Loan Documents, as the same may be amended and modified by this Agreement.  The Lenders, the Agents, and the Obligors agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish any of the obligations, indebtedness and liabilities of the Obligors or any other party under the provisions of the Loan Documents.  The Obligors agree that all of the provisions of the Credit Agreement and the other Loan Documents shall remain and continue in full force and effect as the same may be modified and amended by this Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents, the provisions of this Agreement shall control.

7.           Fees, Costs and Expenses.  The Borrowers shall pay to the Agents and the Lenders (a) on the date hereof an extension fee in the amount of $15,000 to be shared pro-rata by the Lenders, and (b) on demand all costs and expenses both now and hereafter paid or incurred with respect to the preparation, negotiation, execution, administration and enforcement of this Agreement and all documents related thereto, including, without limitation, reasonable attorney's fees and expenses, recording costs and costs of record searches.

8.           Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

8.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Agents, and the Borrowers, and their respective successors and assigns.

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           IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed and sealed, the day and year first above written.

WITNESS:	BORROWERS:

TESSCO TECHNOLOGIES INCORPORATED
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO SERVICE SOLUTIONS, INC.
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President

TESSCO COMMUNICATIONS INCORPORATED
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President

WIRELESS SOLUTIONS INCORPORATED
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President

TESSCO BUSINESS SERVICES, LLC
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO INTEGRATED SOLUTIONS, LLC
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President

GW SERVICE SOLUTIONS, INC.
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President

TCPM INC
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President and Chief Executive Officer

[signatures continue]

GUARANTOR:

TESSCO INCORPORATED
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President and Chief Executive Officer

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to WACHOVIA BANK, NATIONAL ASSOCIATION)
[ILLEGIBLE]	/s/ David R. Cahouet (Seal)
David R. Cahouet
Senior Vice President

SUNTRUST BANK
[ILLEGIBLE]	/s/ Gregory Farno (Seal)
Gregory Farno
Senior Vice President

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to WACHOVIA BANK, NATIONAL ASSOCIATION)
[ILLEGIBLE]	/s/ David R. Cahouet (Seal)
David R. Cahouet
Senior Vice President

ARRANGEMENT AGENT:

SUNTRUST BANK
[ILLEGIBLE]	/s/ Gregory Farno (Seal)
Gregory Farno
Senior Vice President